Exhibit (s)
POWER OF ATTORNEY
     That each of the undersigned officers and trustees of ING Clarion Real Estate Income Fund, a statutory trust formed under the laws of the State of Delaware (the “Trust”), do constitute and appoint T. Ritson Ferguson, Vincent P. McDevitt and Jonathan A. Blome, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”) and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust’s common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust’s preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney for ING Clarion Real Estate Income Fund this 9th day of November, 2006.

John Bartholdson	Jarrett B. Kling
Trustee	Trustee

T. Ritson Ferguson	Asuka Nakahara
Trustee	Trustee

/s/ Richard L. Sutton

Frederick S. Hammer	Richard L. Sutton
Trustee	Trustee

Exhibit (s)
POWER OF ATTORNEY
     That each of the undersigned officers and trustees of ING Clarion Real Estate Income Fund, a statutory trust formed under the laws of the State of Delaware (the “Trust”), do constitute and appoint T. Ritson Ferguson, Vincent P. McDevitt and Jonathan A. Blome, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”) and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust’s common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust’s preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney for ING Clarion Real Estate Income Fund this 9th day of November, 2006.

/s/ Jarrett B. Kling

John Bartholdson	Jarrett B. Kling
Trustee	Trustee

T. Ritson Ferguson	Asuka Nakahara
Trustee	Trustee

Frederick S. Hammer	Richard L. Sutton
Trustee	Trustee

Exhibit (s)
POWER OF ATTORNEY
     That each of the undersigned officers and trustees of ING Clarion Real Estate Income Fund, a statutory trust formed under the laws of the State of Delaware (the “Trust”), do constitute and appoint T. Ritson Ferguson, Vincent P. McDevitt and Jonathan A. Blome, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”) and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust’s common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust’s preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney for ING Clarion Real Estate Income Fund this 10th day of November, 2006.

/s/ John Bartholdson

John Bartholdson	Jarrett B. Kling
Trustee	Trustee

T. Ritson Ferguson	Asuka Nakahara
Trustee	Trustee

Frederick S. Hammer	Richard L. Sutton
Trustee	Trustee

Exhibit (s)
POWER OF ATTORNEY
     That each of the undersigned officers and trustees of ING Clarion Real Estate Income Fund, a statutory trust formed under the laws of the State of Delaware (the “Trust”), do constitute and appoint T. Ritson Ferguson, Vincent P. McDevitt and Jonathan A. Blome, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”) and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust’s common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust’s preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney for ING Clarion Real Estate Income Fund this 16th day of November, 2006.

John Bartholdson	Jarrett B. Kling
Trustee	Trustee

T. Ritson Ferguson	Asuka Nakahara
Trustee	Trustee

/s/ Frederick S. Hammer

Frederick S. Hammer	Richard L. Sutton
Trustee	Trustee

Exhibit (s)
POWER OF ATTORNEY
     That each of the undersigned officers and trustees of ING Clarion Real Estate Income Fund, a statutory trust formed under the laws of the State of Delaware (the “Trust”), do constitute and appoint T. Ritson Ferguson, Vincent P. McDevitt and Jonathan A. Blome, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”) and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust’s common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust’s preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney for ING Clarion Real Estate Income Fund this 16th day of November, 2006.

John Bartholdson	Jarrett B. Kling
Trustee	Trustee

/s/ Asuka Nakahara

T. Ritson Ferguson	Asuka Nakahara
Trustee	Trustee

Frederick S. Hammer	Richard L. Sutton
Trustee	Trustee

Exhibit (s)
POWER OF ATTORNEY
     That each of the undersigned officers and trustees of ING Clarion Real Estate Income Fund, a statutory trust formed under the laws of the State of Delaware (the “Trust”), do constitute and appoint T. Ritson Ferguson, Vincent P. McDevitt and Jonathan A. Blome, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”) and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust’s common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust’s preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney for ING Clarion Real Estate Income Fund this 16th day of November, 2006.

John Bartholdson	Jarrett B. Kling
Trustee	Trustee

/s/ T. Ritson Ferguson

T. Ritson Ferguson	Asuka Nakahara
Trustee	Trustee

Frederick S. Hammer	Richard L. Sutton
Trustee	Trustee

/s/ T. Ritson Ferguson
T. Ritson Ferguson
Trustee President and Chief Executive Officer

/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

/s/ Vincent P. McDevitt
Vincent P. McDevitt
Secretary and Chief Compliance Officer